                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS



     WHEREAS ALCAN ALUMINIUM LIMITED a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Act.


     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10- K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March
1998.





                                                   /s/ Sonja I. Bata
                                                   ---------------------
                                                   Name:   Sonja I. Bata
                                                   Title:  Director

                                                                    Exhibit 24.2

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS



     WHEREAS ALCAN ALUMINIUM LIMITED a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Act.


     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10- K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March
1998.





                                              /s/ Warren Chippindale
                                              ----------------------------
                                              Name:   Warren Chippindale
                                              Title:  Director

                                                                    Exhibit 24.3

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS



     WHEREAS ALCAN ALUMINIUM LIMITED a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Act.


     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10- K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March
1998.





                                                /s/ D. Travis Engen
                                                -------------------------
                                                Name:   D. Travis Engen
                                                Title:  Director

                                                                    Exhibit 24.4

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS



     WHEREAS ALCAN ALUMINIUM LIMITED a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Act.


     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10- K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March
1998.





                                                /s/ John R. Evans
                                                ------------------------
                                                Name:   John R. Evans
                                                Title:  Chairman

                                                                    Exhibit 24.5

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS



     WHEREAS ALCAN ALUMINIUM LIMITED a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Act.


     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10- K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March
1998.





                                            /s/ Allan E. Gotlieb
                                            --------------------------
                                            Name:   Allan E. Gotlieb
                                            Title:  Director

                                                                    Exhibit 24.6

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS



     WHEREAS ALCAN ALUMINIUM LIMITED a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Act.


     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10- K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March
1998.





                                                 /s/ J.E. Newall
                                                 -----------------------
                                                 Name:   J.E. Newall
                                                 Title:  Director

                                                                    Exhibit 24.7

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS



     WHEREAS ALCAN ALUMINIUM LIMITED a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Act.


     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10- K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March
1998.





                                               /s/ Peter H. Pearse
                                               -------------------------
                                               Name:   Peter H. Pearse
                                               Title:  Director

                                                                    Exhibit 24.8

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS



     WHEREAS ALCAN ALUMINIUM LIMITED a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Act.


     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10- K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March
1998.





                                         /s/ G. Russell
                                         ----------------------
                                         Name:   Sir George Russell
                                         Title:  Director

                                                                    Exhibit 24.9

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS



     WHEREAS ALCAN ALUMINIUM LIMITED a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Act.


     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10- K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March
1998.





                                         /s/ Guy Saint-Pierre
                                         ------------------------------
                                         Name:   Guy Saint-Pierre
                                         Title:  Director

                                                                   Exhibit 24.10


                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS



     WHEREAS ALCAN ALUMINIUM LIMITED a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Act.


     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10- K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March
1998.





                                      /s/ Gerhard Schulmeyer
                                      -------------------------------
                                      Name:   Gerhard Schulmeyer
                                      Title:  Director